OMB APPROVAL
                                     OMB  Number:  3235-0060
                                     Expires:  May  31,  2000
                                     Estimated  average  burden
                                     hours  per  response  5.00
                                     --------------------------
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON,  D.C.  20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 Date of Report (Date of earliest event reported) January 14, 2000
                                                         ------------------
              Merlin  Software  Technologies  International,  Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)
Nevada                               000-27189       88-0398103
------                               ---------       ----------
(State  or  other  jurisdiction     (Commission     (IRS  Employer
           of  incorporation)       File  Number)     Identification  No.)
3675  Pecos-McLeod,  Suite  1400,  Las  Vegas,  NV     89121
--------------------------------------------------     -----
(Address  of  principal  executive  offices)     (Zip  Code)
Registrant's  telephone  number,  including  area  code  (702)  866-2500
                                                         ---------------
                   (formerly Austin Land & Development, Inc.)
                   ------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT.
Not  applicable.

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS.
On January 14, 2000, the Company signed a letter of intent (the "Letter of Intent") to acquire all the issued and outstanding shares of Merlin Software Technologies, Inc. ("MST"), a developer of Linux based software applications. Under the terms of the Letter of Intent, the Company will issue 7,900,000 shares of its common stock to the shareholders of MST in exchange for all of its issued and outstanding shares of MST. The transactions contemplated under the Letter of Intent are scheduled to close by February 29, 2000.

ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP
Not  applicable.

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT
Not  applicable.

ITEM  5.     OTHER  EVENTS
On January 7, 2000, the Company changed its name to Merlin Software Technologies International, Inc.
On January 10, 2000, the Company's common stock underwent a forward stock split on a 1.23468:1 basis for all record shareholders, increasing the then-issued and outstanding shares from 6,000,000 common shares to 7,408,080 common shares. On January 12, 2000, the Company accepted the resignation of Eugene F. Koppenhaver as a member of the board of directors, effective immediately. Mr. Martin Holt was appointed to fill the vacancy left by Mr. Koppenhaver's resignation.
On January 12, 2000, the Company also accepted the resignations of Messrs. Douglas Ansell and Bruce N. Barton as member of the board of the directors, effective immediately. The remaining board member did not immediately fill the vacancies left by Messrs. Ansell's and Barton's resignations. Mr. Holt was also elected as President, Secretary, and Treasurer.
On January 19, 2000, Martin Holt appointed Messrs. Robert and Gary Heller to fill the vacancies previously left. The Company also decided to expand the board to a 4 member board and Ms. Shelley Montgomery was appointed to the board of directors to fill the vacancy created by the expansion of the board. Mr. Holt remained as a member of the board of directors.
On January 19, 2000, the Company accepted the resignation of Mr. Martin Holt as its President, Secretary and Treasurer, effective immediately. Mr. Robert Heller was elected as President, Mr. Gary Heller as Secretary and Ms. Shelley Montgomery as Treasurer.

ITEM  6.     RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS
Not  applicable.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS
(a)     Financial  States  of  Businesses  Acquired
It is not practicable to provide financial statements of the acquired companies prepared in accordance with the regulations on the date hereof. Accordingly, the required financial statements will be filed as an amendment to this Current Report on Form 8-K as soon as practicable, but not later than March 30, 2000 (60 days after this Current Report on Form 8-K must be filed).
(b)     Pro  Forma  Financial  Information
It is not practicable to provide the required pro forma financial statements on the date hereof. Accordingly, the pro forma financial statements will be filed as an amendment to this Current Report on Form 8-K as soon as practicable, but not later than March 30, 2000 (60 days after this Current Report on Form 8-K must be filed).

(c)     Exhibits

(2)  A  copy  of  the  Letter  of  Intent  is  attached  as  an  Exhibit.

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


MERLIN  SOFTWARE  TECHNOLOGIES
INTERNATIONAL,  INC.


Date: February 1,  2000          By:/s/ Robert Heller
                                    Robert  Heller,  President